Exhibit 10.1
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
This Second Amendment to Amended and Restated Credit Agreement is made as of this 18th day of April, 2018, by and among GRIFFIN CAPITAL ESSENTIAL ASSET OPERATING PARTNERSHIP, L.P., a Delaware limited partnership having an address at Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, California 90245 (“Borrower”), KEYBANK NATIONAL ASSOCIATION, as Administrative Agent (the “Agent”) and each of the Lenders (the “Lenders”) party to the Amended and Restated Credit Agreement (as defined below) as of the date hereof.
W I T N E S S E T H:
WHEREAS, reference is hereby made to that certain Amended and Restated Credit Agreement dated as of July 20, 2015, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of February 12, 2016 (the “Credit Agreement”; unless otherwise defined herein, capitalized terms shall have the meanings provided in the Credit Agreement) entered into by and among Borrower, Agent, and the Lenders; and
WHEREAS, the Borrower, the Agent and the Lenders have agreed to amend and modify the Credit Agreement as set forth herein.
NOW, THEREFORE, it is agreed by and among the Borrower, the Agent and the Lenders as follows:

1.	The definition of “Net Operating Income” set forth in the Credit Agreement is hereby deleted in its entirety and shall be replaced by the following:
“Net Operating Income” shall mean, for any income producing operating Real Property, the difference between (a) any rentals, proceeds and other income received from such property, but excluding any early lease termination penalties during the determination period, less (b) an amount equal to all costs and expenses (excluding Interest Expense, depreciation and amortization expense, and any expenditures that are capitalized in accordance with GAAP) incurred as a result of, or in connection with, or properly allocated to, the operation or leasing of such property during the determination period; provided, however, that the amount for the expenses for the management of a property included in clause (b) above shall be set at the greater of actual or three percent (3%) of the amount provided in clause (a) above, less (c) the Capital Expenditure Reserve. Net Operating Income shall be calculated based on the immediately preceding calendar quarter, annualized, unless the Real Property has not been owned by the Borrower or its Subsidiaries for the entirety of such calendar quarter, in which event Net Operating Income shall be grossed up for such ownership period. Net Operating

Income shall be calculated on a consolidated basis in accordance with GAAP but adjusted for non-cash operating items such as straight line rents and the amortization of above and below market lease assets and liabilities and other non-cash items and including (without duplication) the Equity Percentage of Net Operating Income for the Borrower’s non-wholly owned Affiliates. For leases subject to rent abatement periods, Net Operating Income shall include the first three months of rent scheduled to be paid under the Lease in question upon termination of such rent abatement period, annualized, if (a) for a lease with a remaining term of seven (7) or more years from the date of calculation, the remaining free rent or rent abatement period is no greater than twelve (12) months from the date of calculation, or (b) for a lease with a remaining term of fewer than seven (7) years, the remaining free rent or rent abatement period is no greater than six (6) months from the date of calculation; provided, however, that the aggregate amount of all such scheduled rent included within the calculation of Net Operating Income shall not exceed ten percent (10%) of Net Operating Income.”

2.	Borrower represents and warrants as follows:

a.	It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

b.	This Amendment has been duly executed and delivered by Borrower and constitutes the Borrower’s legal, valid and binding obligations, enforceable in accordance with its terms.

c.
No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by Borrower of this Amendment.

d.	The representations and warranties set forth in this Amendment and all of the Loan Documents continue to remain true and correct in all respects.

e.	To the best of Borrower’s knowledge, no Default or Event of Default has occurred and is continuing as of the date hereof.

3.
Except as expressly amended hereby, the remaining terms and conditions of the Credit Agreement shall continue in full force and effect. All future references to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as amended by this Amendment. It is intended that this Amendment, which may be executed in multiple counterparts, shall be governed by and construed in accordance with the laws of the State of New York.

4.	This Amendment shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

5.	This Amendment shall constitute a Loan Document for all purposes.

6.
For the purpose of facilitating the execution of this Amendment as herein provided and for other purposes, this Amendment may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument. Facsimile signatures shall have the same legal effect as originals.

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IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement under seal as of the date first written above.

GRIFFIN CAPITAL ESSENTIAL ASSET OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By: GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC., a Maryland corporation, its General Partner

By:/s/ Javier F. Bitar
Name: Javier F. Bitar
Title: Chief Financial Officer and Treasurer

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KEYBANK NATIONAL ASSOCIATION, individually and as Administrative Agent, Swingline Lender and Issuing Bank

By:/s/ Christopher T. Neil
Name:    Christopher T. Neil
Title:    Vice President

BANK OF AMERICA, N.A.

By:/s/ Dennis Kwan
Name: Dennis Kwan
Title: Vice President

FIFTH THIRD BANK, an Ohio banking corporation

By: /s/ Matthew Rodgers
Name: Matthew Rodgers
Title: Vice President

SUNTRUST BANK

By: /s/ Nick Preston
Name: Nick Preston
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ Ricky S. Nahal
Name: Ricky S. Nahal
Title: Vice President

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BMO HARRIS BANK N.A.

By: /s/ Michael Kauffman
Name: Michael Kauffman
Title: Managing Director

SUMITOMO MITSUI BANKING CORPORATION

By:
Name: Ian Hunter
Title:

JPMORGAN CHASE BANK, N.A.

By:
Name: Elizabeth R. Johnson
Title: Authorized Officer

US BANK NATIONAL ASSOCIATION, a national banking association

By:
Name: Brian Bergfield
Title: Vice President

GOLDMAN SACHS BANK USA

By: /s/ Chris Lam
Name:     Chris Lam
Title: Authorized Signatory

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CAPITAL ONE, NATIONAL ASSOCIATION

By:/s/ Frederick H. Denecke
Name: Frederick H. Denecke
Title: Senior Vice President

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GUARANTOR CONFIRMATION

The undersigned hereby acknowledges and consents to the foregoing Second Amendment to Amended and Restated Credit Agreement and acknowledges and agrees that it remains obligated for the various obligations and liabilities, as applicable, set forth in that certain Amended and Restated Guaranty Agreement (the "Guaranty") dated July 20, 2015, executed by the undersigned in favor of the Agent, which Guaranty remains in full force and effect.
GUARANTOR:
GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC.,
a Maryland corporation
By: /s/ Javier F. Bitar
Name:    Javier F. Bitar
Title:     Chief Financial Officer and Treasurer

THE GC NET LEASE (GV QUEBEC COURT) INVESTORS, LLC
THE GC NET LEASE (RENTON) INVESTORS, LLC
THE GC NET LEASE (ARLINGTON HEIGHTS) INVESTORS, LLC
THE GC NET LEASE (IRVINE ARMSTRONG) INVESTORS, LLC
THE GC NET LEASE (JOLIET) INVESTORS, LLC
THE GC NET LEASE (WESTMINSTER) INVESTORS, LLC
THE GC NET LEASE (PHOENIX NORTHGATE) INVESTORS, LLC
THE GC NET LEASE (EL SEGUNDO GRAND) INVESTORS, LLC
THE GC NET LEASE (ATLANTA WINDY RIDGE) INVESTORS, LLC
THE GC NET LEASE (ATLANTA WILDWOOD I) INVESTORS, LLC
THE GC NET LEASE (ATLANTA WILDWOOD II) INVESTORS, LLC
THE GC NET LEASE (MASON SIMPSON) INVESTORS, LLC

By:    GRIFFIN CAPITAL ESSENTIAL ASSET OPERATING
PARTNERSHIP, L.P., a Delaware limited partnership

By:    GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC., a
Maryland corporation, its General Partner

By: /s/ Javier F. Bitar
Name:    Javier F. Bitar
Title:     Chief Financial Officer and Treasurer

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[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

THE GC NET LEASE (MASON DUKE) INVESTORS, LLC
THE GC NET LEASE (WESTERVILLE) INVESTORS, LLC
THE GC NET LEASE (DUBLIN) INVESTORS, LLC
THE GC NET LEASE (ARLINGTON CENTREWAY) INVESTORS, LLC
THE GC NET LEASE (ALLEN PARK) INVESTORS, LLC
THE GC NET LEASE (MILWAUKEE) INVESTORS, LLC
THE GC NET LEASE (WAYNE) INVESTORS, LLC
THE GC NET LEASE (MARYLAND HEIGHTS) INVESTORS, LLC
THE GC NET LEASE (OLATHE) INVESTORS, LLC
THE GC NET LEASE (PARSIPPANY) INVESTORS, LLC
THE GC NET LEASE (MARYLAND HEIGHTS LACKLAND) INVESTORS, LLC
THE GC NET LEASE (PHOENIX BEARDSLEY) INVESTORS, LLC
THE GC NET LEASE (SAN CARLOS) INVESTORS, LLC
THE GC NET LEASE (LARGO) INVESTORS, LLC
THE GC NET LEASE (EARTH CITY) INVESTORS, LLC
THE GC NET LEASE (MASON I) INVESTORS, LLC
THE GC NET LEASE (LYNNWOOD II) INVESTORS, LLC
THE GC NET LEASE (HOUSTON WESTGATE III) INVESTORS, LLC
PLAINFIELD PARTNERS, LLC

By:    GRIFFIN CAPITAL ESSENTIAL ASSET OPERATING
PARTNERSHIP, L.P., a Delaware limited partnership

By:    GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC., a
Maryland corporation, its General Partner

By: /s/ Javier F. Bitar
Name: Javier F. Bitar
Title: Chief Financial Officer and Treasurer

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[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

THE GC NET LEASE (HERNDON) INVESTORS, LLC
THE GC NET LEASE (HOUSTON WESTWAY I) INVESTORS, LLC
THE GC NET LEASE (HOUSTON WESTWAY II) INVESTORS, LLC
THE GC NET LEASE (DEERFIELD) INVESTORS, LLC
THE GC NET LEASE (LISLE) INVESTORS, LLC
THE GC NET LEASE (DENVER) INVESTORS, LLC
THE GC NET LEASE (COLUMBUS) INVESTORS, LLC
THE GC NET LEASE (MIRAMAR) INVESTORS, LLC

By:    SOR OPERATING PARTNERSHIP, LLC, a Delaware limited liability company

By:    GRIFFIN CAPITAL ESSENTIAL ASSET OPERATING
PARTNERSHIP, L.P., a Delaware limited partnership, its sole member

By:    GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC., a
Maryland corporation, its General Partner

By: /s/ Javier F. Bitar
Name:    Javier F. Bitar
Title:     Chief Financial Officer and Treasurer

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THE GC NET LEASE (COLUMBIA) INVESTORS, LLC, a Delaware limited liability company

By: THE POINT AT CLARK STREET REIT, LLC, a Delaware limited liability company

By: FRANKLIN CENTER MEMBER, LLC, a Delaware limited liability Company

By: SOR OPERATING PARTNERSHIP, LLC a Delaware limited liability company

By: GRIFFIN CAPITAL ESSENTIAL ASSET OPERATING PARTNERSHIP, L.P., a Delaware limited Partnership, its sole member

By: GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC., a Maryland corporation, its General Partner

By: /s/ Javier F. Bitar
Name: Javier F. Bitar
Title: Chief Financial Officer and Treasurer

THE GC NET LEASE (CHARLOTTE – NORTH FALLS) INVESTORS, L.P., a Delaware limited partnership

By: The GC Net Lease (Charlotte – North Falls) GP, LLC, a Delaware limited liability company, its general partner

By: Griffin Capital Essential Asset Operating Partnership, L.P., a Delaware limited partnership, its sole member

By: Griffin Capital Essential Asset REIT, Inc., a Maryland corporation, its general partner

By: /s/ Javier F. Bitar
Name: Javier F. Bitar
Title: Chief Financial Officer and Treasurer

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]